UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  Form 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported) January 20, 2003


                      Commission file Number 000-30085

                            SAVEYOUTIME.COM, INC.
           (Exact Name of Registrant as Specified in its Charter)



NEVADA                                               88-0453327
(State of other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)




1850 E. Flamingo Rd #111
Las Vegas, Nevada                                    89119
(Address of principal executive offices)             (Zip Code)




                               (702) 866-5839
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

     Upon completion of the merger described in Item 5 below, there will be a change in control of the Registrant as a result of:

(i) the issuance of 10,415,845 shares of restricted common stock to the shareholders of Hesperia Holding Corp., a California corporation;

(ii) the cancellation of 6,454,370 shares of common stock held by the current stockholder of the Registrant; and

(iii) the appointment of three new directors as a result of the merger and the resignation of Anthony N. DeMint as a director and the sole officer the Registrant.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

     On January 20, 2003 SAVEYOUTIME.COM, INC. ("SCI") entered into an Agreement and Plan of Merger (the "Merger") with Hesperia Holding Corp. ("Hesperia") wherein, if certain conditions are met, (i) the outstanding shares of Hesperia Holding Corp. common stock will be converted into shares of SCI, and (ii) SCI will change its name to Hesperia Holding, Inc.

     Closing of the Merger is subject to the approval of the shareholders of Hesperia and the satisfaction of other customary conditions of a transaction of this type. In addition, the Merger is conditioned upon obtaining a Permit authorizing the sale and issuance of securities pursuant to Section 25121 of the California Corporate Securities Law of 1968, as amended. The securities, when issued, are anticipated to be exempted from Section 5 registration requirements under the Securities Act of 1933, as amended under an exemption provided by Section 3(a)(10) of the Securities Act.

     As of January 20, 2003, Hesperia had 41 shareholders holding 10,415,845 shares of common stock. The shareholders of Hesperia are California residents. Under the terms of the Merger, SCI will be issuing 10,415,845 shares of common stock in a 1:1 exchange ratio (one share of SCI for each

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share  of Hesperia). As of January 20, 2003, SCI had one shareholder  holding
6,504,370 of which 6,454,370 will be cancelled on the effective date of the Merger, leaving 50,000 shares of SCI outstanding. Post Merger closing there will be 10,465,845 issued and outstanding (10,415,845 + 50,000).

     Hesperia was formed in July 2002, as a California corporation and is a holding company for its subsidiary, Hesperia Truss, Inc. which has been building prefabricated wood trusses since November 1996. Hesperia Truss provides custom designed wood trusses to the residential construction market. Headquartered in Hesperia, California, Hesperia Truss operates throughout California, portions of Nevada and Arizona. Hesperia Truss' revenues for the years ending December 31, 2001 and 2000 were $6,456,772 and $6,111,205 respectively. Post closing, Hesperia will continue to operate from its current headquarters in Hesperia, California.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Upon the effective date of the merger, SCI's sole officer and director will resign and will be replaced by the current officers and directors of Hesperia.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

EXHIBITS

Ex-2 Agreement and Plan of Merger dated January 20, 2003 (attached)

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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                              SAVEYOUTIME.COM, INC.

                              By /s/ Anthony DeMint
                                   Anthony N. DeMint, President


Date: January 28, 2003